Exhibit 10.24

Subscription Agreement

THE SECURITIES ARE BEING OFFERED PURSUANT TO SECTION 4(A)(2) OF THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND RULE 506(b) PROMULGATED THEREUNDER AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

Board of Directors of

Reticulate Micro, Inc.

PO Box 1241

Ramona, CA 92065

The undersigned subscriber (“Subscriber”) understands that Reticulate Micro, Inc., a corporation organized under the laws of Nevada (the “Company”), is offering up to 1,200,000 shares of its Class A Common Stock, $0.001 par value per share (the “Securities”) at a price per share of $2.50 (the “Purchase Price”) in a Regulation D, Rule 506(b) offering (the “Offering”). The Company intends to raise up to $3,000,000. The Subscriber further understands that the Offering is being made pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated thereunder without registration of the Securities under the Securities Act of 1933, as amended (the “Securities Act”). The Company reserves the right to increase the size of the Offering to accommodate oversubscriptions. All dollar amounts throughout this agreement are United States Dollars (US$) unless otherwise specifically indicated.

1. Subscription. Subject to the terms and conditions hereof, the Subscriber hereby irrevocably subscribes for a number of Securities equal to the quotient of the Amount of Subscription set forth on the signature page hereto divided by the Purchase Price, which is payable as described in Section 4 hereof. The Subscriber acknowledges that the Securities will be subject to restrictions on transfer as set forth in this subscription agreement (the “Subscription Agreement”).

2. Acceptance of Subscription and Issuance of Securities. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the Subscriber at the Closing referred to in Section 3 hereof.  Subscriptions need not be accepted in the order received, and the Securities may be allocated among subscribers.

3. The Closing. The closing of the purchase and sale of the Securities (the “Closing”) shall take place on such date and at such time and place as the Company may designate by notice to the Subscriber. The Company will deposit subscription funds in its corporate account upon Closing, which funds may immediately be utilized by the Company for corporate purposes regardless of whether any other investors participating in the Offering have funded their subscriptions. The Company may accept funds from other investors participating in the Offering until the termination of the Offering, which will occur on the sooner of (a) such date as determined by the board of directors of the Company or (b) such date that the maximum Offering amount has been raised in the Offering unless the Company increases the Offering size to accommodate oversubscriptions. The Company may hold multiple Closing of this Offering with different subscribers in such amounts and over such period of time as the Company may determine.

4. Payment for Securities. Payment for the Securities shall made directly to the Company’s operating bank account from the Subscriber in immediately available funds or other means approved by the Company at least two days prior to the Closing, in the amount as set forth on the signature page hereto. The Subscriber shall receive notice and evidence of the entry of the number of the Securities owned by Subscriber reflected on the books and records of the Company, which shall bear a notation that the Securities were sold in reliance upon an exemption from registration under the Securities Act.

5. Representations and Warranties of the Company. As of the Closing, the Company represents and warrants that:

a. The Company is duly formed and validly existing under the laws of the State of its formation, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

b. The Securities have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Subscription Agreement, will be validly issued, fully paid and nonassessable.

c. The execution and delivery by the Company of this Subscription Agreement and the consummation of the transactions contemplated hereby (including the issuance, sale and delivery of the Securities) are within the Company’s powers and have been duly authorized by all necessary corporate action on the part of the Company. Upon full execution hereof, this Subscription Agreement shall constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies and (iii) with respect to provisions relating to indemnification and contribution, as limited by considerations of public policy and by federal or securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).

d. The Company is authorized to issue 200,000,000 shares of Common Stock, $0.001 par value per share, and 10,000,000 shares of Preferred Stock, $0.001 par value per share. The Company’s Common Stock is divided into two classes with Class A Common Stock, $0.001 par value per share, having the right to 1 vote per share and Class B Common Stock, $0.001 par value per share, having the right to 100 votes per share, but the two classes otherwise being identical. As of the date of this Agreement, (i) a total of 6,100,000 of the Company’s Class A Common Stock are issued and outstanding, (ii) a total of 3,600,000 of the Company’s Class B Common Stock are issued and outstanding, and (iii) no shares of preferred stock are issued and outstanding. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights and were issued in full compliance with applicable state and federal securities law and any rights of third parties. Other than indicated above, there are no outstanding options, warrants, to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional Common Stock, or securities or rights convertible or exchangeable into Common Stock. Other than indicated above, the issue and sale of the Common Stock in this Offering will not obligate the Company to issue Common Stock or other securities to any person (other than subscribers) and will not result in a right of any securityholder in Company securities to adjust the exercise, conversion, exchange or reset price under such securities. Except as set forth in the Company’s Bylaws, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the security holders of the Company relating to the securities of the Company held by them.

e. There are no actions, suits, proceedings or investigations pending or, to the best of the Company’s knowledge, threatened before any court, administrative agency or other governmental body against the Company which question the validity of this Agreement or the right of the Company to enter into it, or to consummate the transactions contemplated hereby, or which would reasonably be expected to have a material adverse effect on the Company. The Company is not a party or subject to, and none of its assets is bound by, the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which would reasonably be expected to have a material adverse effect on the Company.

f. Assuming the accuracy of the Subscriber’s representations and warranties set forth in Section 6 hereof, no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any governmental body, agency or official is required by or with respect to the Company in connection with the execution, delivery and performance by the Company of this Subscription Agreement except (i) for such filings as may be required under Regulation D, Rule 506(b) promulgated under the Securities Act, or under any applicable State Securities Laws, (ii) for such other filings and approvals as have been made or obtained, or (iii) where the failure to obtain any such order, license, consent, authorization, approval or exemption or give any such notice or make any filing or registration would not have a material adverse effect on the ability of the Company to perform its obligations hereunder.

6. Representations and Warranties of the Subscriber. The Subscriber hereby represents and warrants to and covenants with the Company that:

a.	General.

i. The Subscriber has all requisite authority (and in the case of an individual, the capacity) to purchase the Securities, enter into this Subscription Agreement and to perform all the obligations required to be performed by the Subscriber hereunder, and such purchase will not contravene any law, rule or regulation binding on the Subscriber or any investment guideline or restriction applicable to the Subscriber.

ii. The Subscriber is a resident of the state set forth on the signature page hereto and is not acquiring the Securities as a nominee or agent or otherwise for any other person.

iii. The Subscriber will comply with all applicable laws and regulations in effect in any jurisdiction in which the Subscriber purchases or sells Securities and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the Subscriber is subject or in which the Subscriber makes such purchases or sales, and the Company shall have no responsibility therefor.

iv. If the Subscriber is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), the Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. The Subscriber’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

b.	Information Concerning the Company.

i. With respect to information provided by the Company, the Subscriber has relied solely on the information contained in this Agreement and in the investor deck provided to the investor by the Company to make the decision to purchase the Securities.

ii. The Subscriber understands and accepts that the purchase of the Securities involves various risks. The Subscriber represents that it is able to bear any and all loss associated with an investment in the Securities. Specifically, the material risks described in Exhibit A apply to an investment in the Company, among others.

iii. The Subscriber confirms that it is not relying and will not rely on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Securities. It is understood the Company is not acting nor has it acted as an advisor to the Subscriber in deciding to invest in the Securities. The Subscriber acknowledges that neither the Company, nor any of its affiliates has made any representation regarding the proper characterization of the Securities for purposes of determining the Subscriber’s authority or suitability to invest in the Securities.

iv. The Subscriber is familiar with the business and financial condition and operations of the Company. The Subscriber has had access to such information concerning the Company and the Securities as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Securities.

v. The Subscriber understands that, unless the Subscriber notifies the Company in writing to the contrary at or before the Closing, each of the Subscriber’s representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Subscriber.

vi. The Subscriber acknowledges that the Company has the right in its sole and absolute discretion to abandon this Offering at any time prior to the completion of the Offering. This Subscription Agreement shall thereafter have no force or effect and the Company shall return any previously paid subscription price of the Securities, without interest thereon, to the Subscriber.

vii. The Subscriber understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

c. No Guaranty. The Subscriber confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) an of investment in the Securities or (B) made any representation to the Subscriber regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, the Subscriber is not relying on the advice or recommendations of the Company and the Subscriber has made its own independent decision that the investment in the Securities is suitable and appropriate for the Subscriber.

d. Status of Subscriber. The Subscriber has such knowledge, skill and experience in business, financial and investment matters that the Subscriber is capable of evaluating the merits and risks of an investment in the Securities. With the assistance of the Subscriber’s own professional advisors, to the extent that the Subscriber has deemed appropriate, the Subscriber has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Securities and the consequences of this Subscription Agreement. The Subscriber has considered the suitability of the Securities as an investment in light of its own circumstances and financial condition and the Subscriber is able to bear the risks associated with an investment in the Securities and its authority to invest in the Securities.

e. Restrictions on Transfer or Sale of Securities.

i. The Subscriber is acquiring the Securities solely for the Subscriber’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities. The Subscriber understands that the Securities have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Subscriber and of the other representations made by the Subscriber in this Subscription Agreement. The Subscriber understands that the Company is relying upon the representations and agreements contained in this Subscription Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

ii. Subscriber also understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Subscriber’s representations contained in this Subscription Agreement. Subscriber understands that the Securities are “restricted securities” as that term is defined by Rule 144 under the Securities Act, and that Subscriber may only resell such Securities in a transaction registered under the Securities Act or subject to an available exemption therefrom, and in accordance with any applicable state securities laws. In the event of any such resale, the Company may require an opinion of counsel satisfactory to it. Subscriber acknowledges that any physical certificate representing the Securities may bear a legend to this effect.

f. Illiquidity and Continued Economic Risk. Subscriber acknowledges and agrees that there is no ready public market for the Securities and that there is no guarantee that a market for their resale will ever exist. Subscriber must bear the economic risk of this investment indefinitely and the Company has no obligation to list the Securities on any market or take any steps (including registration under the Securities Act or the Securities Exchange Act of 1934, as amended) with respect to facilitating trading or resale of the Securities. Subscriber acknowledges that Subscriber is able to bear the economic risk of losing Subscriber’s entire investment in the Securities. Subscriber also understands that an investment in the Company involves significant risks and has taken full cognizance of and understands all of the risk factors relating to the purchase of Securities.

g. Accredited Investor Status. Subscriber represents that Subscriber is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act. Subscriber represents and warrants that the information set forth in the accredited investor questionnaire completed by the Subscriber is true and correct. Subscriber represents that to the extent it has any questions with respect to its status as an accredited investor, or the application of the investment limits, it has sought professional advice. Subscriber has the requisite knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company. The Subscriber agrees to provide any additional documentation the Company may reasonably request, or as may be required by the securities administrators or regulators of any state or federal authority, to confirm that the Subscriber meets any applicable minimum financial suitability standards. The Subscriber understands and agrees that the Subscriber may be asked or required to provide documentation (“Documentation”) to verify the Subscriber’s accredited investor status. Notwithstanding anything else contained herein or in other materials provided to Subscriber, this Documentation may be retained and reviewed by the Company and copies of the Documentation may be provided to affiliates of the Company. Subscriber understands that the Company may not accept Subscriber’s subscription if Subscriber is not able to provide Documentation acceptable to Company, or for any other reason.

h. Shareholder information. Within five days after receipt of a request from the Company, the Subscriber hereby agrees to provide such information with respect to its status as a shareholder (or potential shareholder) and to execute and deliver such documents as may reasonably be necessary to comply with any and all laws and regulations to which the Company is or may become subject. Subscriber further agrees that in the event it transfers any Securities, it will require the transferee of such Securities to agree to provide such information to the Company as a condition of such transfer.

7. Conditions to Obligations of the Subscriber and the Company. The obligations of the Subscriber to purchase and pay for the Securities specified on the signature page hereto and of the Company to sell the Securities are subject to the satisfaction at or prior to the Closing of the following conditions precedent: the representations and warranties of the Company contained in Section 5 hereof and of the Subscriber contained in Section 6 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing.

8. Obligations Irrevocable. Following the Closing, the obligations of the Subscriber shall be irrevocable.

9. Legend. The certificates, book entry or other form of notation representing the Securities sold pursuant to this Subscription Agreement will be notated with a legend or designation, which communicates in some manner that the Securities were issued pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated thereunder and may only be resold pursuant to an exemption from or compliance with the registration provisions of the Securities Act.

10. Waiver, Amendment. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

11. Assignability. Neither this Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Subscriber without the prior written consent of the other party.

12. Piggyback Registration Rights.

a. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Subscriber) any of its common stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration as defined below), the Company shall, at such time, promptly give the Subscriber notice of such registration. Upon the request of the Subscriber given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Subsection 12(b), cause to be registered all of the Securities issued pursuant to this Subscription Agreement (the “Registrable Securities”) that the Subscriber has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 12 before the effective date of such registration, whether or not the Subscriber has elected to include Registrable Securities in such registration. The customary expenses of such withdrawn registration shall be borne by the Company.

b. In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Subsection 12(a), the Company shall not be required to include any of the Subscriber’s Registrable Securities in such underwriting unless the Subscriber accepts the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Subscribers in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Subscriber or in such other proportions as shall mutually be agreed to by all such selling Subscribers. Notwithstanding the foregoing, in no event shall the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering.

c. Excluded Registration. “Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; (iv) a registration in which the only common stock being registered is common stock issuable upon conversion of debt securities that are also being registered; or (v) a firm commitment underwritten initial public offering of the Company’s common stock.

13. Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to conflict of law principles thereof. The parties agree that any action brought by either party to interpret or enforce any provision of this Subscription Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company’s principal place of business.

14. Section and Other Headings. The section and other headings contained in this Subscription Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Subscription Agreement.

15. Counterparts. This Subscription Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

16. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid or email to the following addresses (or such other address as either party shall have specified by notice in writing to the other):

If to the Company:	Reticulate Micro, Inc. PO Box 1241 Ramona, CA 92065 Attention: President

If to the Subscriber:	Address specified in accredited investor questionnaire.

17. Binding Effect. The provisions of this Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

18. Survival. All representations, warranties and covenants contained in this Subscription Agreement shall survive (i) the acceptance of the subscription by the Company, (ii) changes in the transactions, documents and instruments which are not material or which are to the benefit of the Subscriber and (iii) the death or disability of the Subscriber.

19. Notification of Changes. The Subscriber hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Securities pursuant to this Subscription Agreement, which would cause any representation, warranty, or covenant of the Subscriber contained in this Subscription Agreement to be false or incorrect.

20. Severability. If any term or provision of this Subscription Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Subscription Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement as of the date below.

SUBSCRIBER (if an individual):

By:
(Signature)
Name:
Date:

State/Country of Domicile:
Amount of Subscription: $

SUBSCRIBER (if an entity):

Legal Name of Entity

By:
(Signature)
Name:
Title:
Date:

State/Country of Formation:
Amount of Subscription: $

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to all of the Securities for the subscription amount specified above on the subscriber’s signature page.

Reticulate Micro, Inc.

By:
Name:	Michael Chermak
Title:	Treasurer and Secretary

EXHIBIT A

Risk Factors

(See Attached)

RISK FACTORS

An investment in our Class A Common Stock involves a high degree of risk. You should carefully consider the following risk factors, together with the other information contained in the subscription package, before purchasing our Class A Common Stock. We have listed below (not necessarily in order of importance or probability of occurrence) what we believe to be the most significant risk factors applicable to us, but they do not constitute all of the risks that may be applicable to us. Any of the following factors could harm our business, financial condition, results of operations or prospects, and could result in a partial or complete loss of your investment. Some statements in the following risk factors constitute forward-looking statements.

Risks Related to Our Business and Industry

If we fail to properly manage our anticipated growth, our business could suffer.

The planned growth of our commercial operations may place a significant strain on our management and on our operational and financial resources and systems. To manage growth effectively, we will need to maintain a system of management controls, and attract and retain qualified personnel, as well as develop, train and manage management-level and other employees. Failure to manage our growth effectively could cause us to over-invest or under-invest in infrastructure, and result in losses or weaknesses in our infrastructure, which could have a material adverse effect on our business, results of operations, financial condition and cash flow. Any failure by us to manage our growth effectively could have a negative effect on our ability to achieve our development and commercialization goals and strategies.

We have a limited operating history, which may make it difficult to evaluate our business and prospects.

The Company is an early, startup stage entity with limited operating history. The Company only has nominal cash as of the date of commencement of this offering. The revenue and income potential of the Company’s business and market are unproven. This makes an evaluation of the Company and its prospects difficult and highly speculative. There can be no assurances that: (a) the Company will be able to develop products or services on a timely and cost effective basis; (b) the Company will be able to generate any increase in revenues; (c) the Company will have adequate financing or resources to continue operating its business and to provide services to customers; (d) the Company will earn a profit; (e) the Company can raise sufficient capital to support operations by attaining profitability; or (f) the Company can satisfy future liabilities.

Our success depends in large part on the continuing efforts of a few individuals and our ability to attract, retain and motivate new personnel to expand our operations.

We depend substantially on the continued services and performance of our existing management team and there is no guarantee that they will continue to be employed by us in the future. The loss of services of any of our non-long term current management team could hurt our business and our financial condition, and results of operations could suffer. Our success also will depend on our ability to attract, hire, train, retain and motivate other skilled technical, managerial, sales and marketing, and business development personnel. Competition for such personnel is intense. If we fail to successfully attract, assimilate and retain a sufficient number of qualified technical, managerial, sales and marketing, business development and administrative personnel, our ability to manage, maintain and expand our business could suffer.

If we are unable to maintain, train and build an effective sales and marketing infrastructure, we will not be able to commercialize and grow our brand successfully.

As we grow, we may not be able to secure sales personnel or organizations that are adequate in number or expertise to successfully market and sell our brand and products on a global scale. If we are unable to expand our sales and marketing capability, train our sales force effectively or provide any other capabilities necessary to commercialize our brand, we will need to contract with third parties to market and sell our brand. If we are unable to establish and maintain compliant and adequate sales and marketing capabilities, we may not be able to increase our revenue, may generate increased expenses, and may not continue to be profitable.

We will require additional financing to accomplish our business strategy.

We require substantial working capital to fund our business development plans, and we expect to experience significant negative cash flow from operations for at least the next six (6) to eighteen (18) months. Depending upon sales volume generated by our business during that time, we also anticipate the possibility of having to raise additional funds in order to achieve our plans and accomplish our immediate and longer-term business strategy. These additional funds likely will be raised through the issuance of Company’s securities in debt and/or equity financings. If we are unable to raise these additional funds on terms acceptable to us, we will be required to limit our expenditures for continuing our product development activities and expanding our sales and marketing operations, reduce our work force, or find alternatives to fund our business on terms that are not as favorable to the Company. Any such actions would impair our product development and expansion plans, reduce potential revenues, increase operating losses, and adversely affect the value of the Company.

Our success depends on the reception by market for our technology products.

Our ability to generate revenues will depend significantly on our ability to attract a sufficient number of users of the Company’s IGAN ICS and SUPR ISR video-compression products. If we are unable to successfully market our products to our target markets and gain a sufficient number of users, any future revenues will be significantly impacted. In addition, any factors adversely affecting the demand for, or market acceptance of, our products could materially reduce our revenues and result in adverse market perceptions of our Company and its products.

We face significant competition.

We believe that our success will depend heavily upon achieving market acceptance of our products before our competitors introduce more advanced competing products. Current and new competitors, however, may be able to develop and introduce better or more desirable products in advance of us or at a lower cost. In addition, some of our current and potential competitors have longer and/or more established operating histories, greater industry experience, greater name recognition, established customer bases, and significantly greater financial, technical, marketing and other resources than we do. To be competitive, we must respond promptly and effectively to the challenges of technological change, evolving standards and regulations, and our competitors’ innovations by continually working to improve the design of our products, enhancing our products, as well as improving and increasing our marketing and distribution channels. Increased competition could result in a decrease in the desirability of our products, a decrease in the use of our products by customers, loss of market share and brand recognition, and a reduction in the projected revenues from our products. We cannot assure you that we will be able to compete successfully against current and future competitors. Competitive pressures faced by us could have a material adverse effect on our business, operating results and financial condition.

If we do not build brand awareness and brand loyalty, our business may suffer.

Due in part to the substantial resources available to many of our competitors, our opportunity to achieve and maintain a significant market share may be limited. The importance of brand recognition will increase as competition in our market increases. Successfully promoting and positioning of our brand will depend largely on the effectiveness of our marketing efforts, our ability to offer reliable and desirable products at competitive rates, and customer perceptions of the value of our products. If our planned marketing efforts are ineffective or if customer perceptions change, we may need to increase our financial commitment to creating and maintaining brand awareness and loyalty among customers, which could divert financial and management resources from other aspects of our business or cause our operating expenses to increase disproportionately to our revenues. This would cause our business and operating results to suffer.

Supply limitations may adversely affect our operations.

Our business strategy depends, to a significant extent, on the availability of relatively stable prices for costs of creative and technical contract workers used in the design, update and creation of our products. As a small company, we may not have much leverage in dealing with these third parties with respect to timeliness of delivery, costs, or quality or quantity of supplies or services. Our inability to acquire quality supplies or services in sufficient quantity and/or on a timely and/or cost-effective basis could materially adversely affect our financial performance.

If we fail to develop or protect its intellectual property adequately, our business could suffer.

We have attempted, and may attempt, to develop certain intellectual property of our own, but cannot assure that we will be able to obtain exclusive rights in trade secrets, patents, trademark registrations and copyright registrations. At this time, we are unsure of what types of intellectual property might be developed. The cost of developing, applying for and obtaining such enforceable rights is expensive. Even after such enforceable rights are obtained, there are significant costs for maintaining and enforcing them. We may lack the resources to put in place exclusive protection and enforcement efforts. Our failure to obtain or maintain adequate protection of its intellectual property rights for any reason could have a material adverse effect on its business, financial condition and results of operations.

If we were to develop intellectual property, we may seek to enforce its intellectual property rights on others through litigation. Our claims, even if meritorious, may be found invalid or inapplicable to a party we believe infringes or has misappropriated its intellectual property rights. In addition, litigation can:

●	be expensive and time consuming to prosecute or defend;

●	result in a finding that we do not have certain intellectual property rights or that such rights lack sufficient scope or strength;

●	divert management’s attention and resources; or

●	require us to license its intellectual property.

The Company cannot be certain of the outcome of any litigation. Any royalty or licensing agreement, if required, may not be available to the Company on acceptable terms or at all. The Company’s failure to obtain the necessary licenses or other rights could prevent the development or distribution of the Company’s products and services and, therefore, could have a material adverse effect on the Company’s business.

We may rely on trademarks or service marks to establish a market identity for its products or services. To maintain the value of our trademarks or service marks, we might have to file lawsuits against third parties to prevent them from using marks confusingly similar to or dilutive of our registered or unregistered trademarks or service marks. We also might not obtain registrations for its pending or future trademark or service marks applications, and might have to defend its registered trademark or service marks and pending applications from challenge by third parties. Enforcing or defending our registered and unregistered trademarks or service marks might result in significant litigation costs and damages, including the inability to continue using certain marks.

The laws of foreign countries in which we may contemplate doing business in the future may not recognize intellectual property rights or protect them to the same extent as do the laws of the United States. Adverse determinations in a judicial or administrative proceeding could prevent us from offering or providing its products or services or prevent us from stopping others from offering or providing competing services, and thereby have a material adverse effect on our business, financial condition, and results of operations.

Our products could become obsolete.

Technological obsolescence of our technologies and products is always a possibility. There is no assurance that our competitors will not succeed in developing related products using similar processes and marketing strategies, or that they will not develop technologies and products that are more effective than any which we are developing or will develop. Our ability to compete will depend on the continued timely enhancement and development of technologies and products. There is no assurance that we will be able to keep pace with technological developments or that our products will not become obsolete.

Our initial product introductions could result in increased costs in the future.

Because we are still in the initial phase of introducing our initial SUPR products to the market, we do not know whether there will be design defects or problems with programming, which we are not currently aware of but which could be identified by our customers, which problems could delay future sales, or result in product redesign, recall or repair, and, ultimately, loss of market share, and any of which could have a material adverse effect on our financial performance.

Our business depends on our ability to effectively invest in, implement improvements to and properly maintain the uninterrupted operation and data integrity of our information technology and other business systems.

Our business is highly dependent on maintaining effective information systems as well as the integrity and timeliness of the data we use to serve our customers, support them and operate our business. Because of the large amount of data that we collect and manage, it is possible that hardware or software failures or errors in our systems could result in data loss or corruption or cause the information that we collect to be incomplete or contain significant inaccuracies. If our data were found to be inaccurate or unreliable due to fraud or other error, or if we, or any of the third-party service providers we engage, were to fail to maintain information systems and data integrity effectively, we could experience operational disruptions that may impact our participants and providers and hinder our ability to provide services, retain and attract participants, manage our participant risk profiles, establish reserves, report financial results timely and accurately and maintain regulatory compliance, among other things.

Current and future legal action would cause our costs to increase.

There are presently no legal actions pending against the Company or to which it or any of its property are subject, nor to its knowledge are any such proceedings contemplated. However, any legal action in the future will result costs of defense that would be variable and would be expected to increase as compared to historic legal expenses incurred by the Company. Additionally, the Company anticipates a general increase in legal counsel cost going forward due to the increased compliance costs of running a public company and the legal work that may be necessary for implementing the Company’s business plan of expansion.

The COVID-19 pandemic may cause a material adverse effect on our business.

The COVID-19 pandemic continues to rapidly evolve. At this time, there continues to be significant volatility and uncertainty relating to the full extent to which the COVID-19 pandemic and the various responses to it will impact our business, operations and financial results. The global deterioration in economic conditions, which may have an adverse impact on discretionary consumer spending or investing, could also impact our business and demand for our services. For instance, consumer spending and investing may be negatively impacted by general macroeconomic conditions, including a rise in unemployment, and decreased consumer confidence resulting from the pandemic. Changing consumer and investor behaviors as a result of the pandemic may also have a material impact on our revenue.

The spread of COVID-19 has also adversely impacted global economic activity and has contributed to significant volatility and negative pressure in financial markets. The pandemic has resulted, and may continue to result, in a significant disruption of global financial markets, which may reduce our ability to access capital in the future, which could negatively affect our liquidity. As a result of a resurgence in COVID-19, such as the Omicron variant, our business could be subject to additional governmental regulations, including updated COVID-19 protocols, which could have a material impact on our business.

If the COVID-19 pandemic does not continue to slow and the spread of COVID-19 is not contained, our business operations, could be delayed or interrupted. We expect that government and health authorities may announce new or extend existing restrictions, which could require us to make further adjustments to our operations in order to comply with any such restrictions. We may also experience limitations in employee resources. In addition, our operations could be disrupted if any of our employees were suspected of having COVID-19, which could require quarantine of some or all such employees or closure of our facilities for disinfection. The duration of any business disruption cannot be reasonably estimated at this time but may materially affect our ability to operate our business and result in additional costs.

The extent to which the pandemic may impact our results will depend on future developments, which are highly uncertain and cannot be predicted as of the date of this prospectus, including the effectiveness of vaccines and other treatments for COVID-19, and other new information that may emerge concerning the severity of the pandemic and steps taken to contain the pandemic or treat its impact, among others. Nevertheless, the pandemic and the current financial, economic and capital markets environment, and future developments in the global supply chain and other areas present material uncertainty and risk with respect to our performance, financial condition, results of operations and cash flows. To the extent the COVID-19 pandemic adversely affects our business and financial results, it may also have the effect of heightening many of the other risks described in this “Risk Factors” section.

Risks Related to Government Regulation

We are subject to data privacy governmental regulations, which can change, and any failure to comply with these regulations may have a material negative effect on our business and results of operations.

We are subject to substantial governmental regulations affecting our business. These include, but are not limited to, data privacy and protection laws, regulations, policies and contractual obligations that apply to the collection, transmission, storage, processing and use of personal information or personal data, which among other things, impose certain requirements relating to the privacy and security of personal information. The variety of laws and regulations governing data privacy and protection, and the use of the internet as a commercial medium are rapidly evolving, extensive, and complex, and may include provisions and obligations that are inconsistent with one another or uncertain in their scope or application.

In the ordinary course of our business, we might collect and store in our internal and external data centers, cloud services and networks sensitive data, including our proprietary business information and that of our customers, suppliers and business collaborators, as well as personal information of our customers and employees. The secure processing, maintenance and transmission of this information is critical to our operations and business strategy. The number and sophistication of attempted attacks and intrusions that companies have experienced from third parties has increased over the past few years. Despite our security measures, it is impossible for us to eliminate this risk.

A number of U.S. states have enacted data privacy and security laws and regulations that govern the collection, use, disclosure, transfer, storage, disposal, and protection of personal information, such as social security numbers, financial information and other sensitive personal information. For example, all 50 states and several U.S. territories now have data breach laws that require timely notification to affected individuals, and at times regulators, credit reporting agencies and other bodies, if a company has experienced the unauthorized access or acquisition of certain personal information. Other state laws, such as the California Consumer Privacy Act, as amended, or the CCPA, among other things, contain disclosure obligations for businesses that collect personal information about residents in their state and affords those individuals new rights relating to their personal information that may affect our ability to collect and/or use personal information. Effective January 1, 2023, we will also become subject to the California Privacy Rights Act, which expands upon the consumer data use restrictions, penalties and enforcement provisions under the CCPA, and Virginia’s Consumer Data Protection Act, another comprehensive data privacy law. Effective July 1, 2023, we will also become subject to the Colorado Privacy Act and Connecticut’s An Act Concerning Personal Data Privacy and Online Monitoring, which are also comprehensive consumer privacy laws. Effective December 31, 2023, we will also become subject to the Utah Consumer Privacy Act, regarding business handling of consumers’ personal data. In addition, several other states and the federal government have considered or are considering privacy laws like the CCPA. We will continue to monitor and assess the impact of these laws, which may impose substantial penalties for violations, impose significant costs for investigations and compliance, allow private class-action litigation and carry significant potential liability for our business.

New and evolving regulations and compliance standards for cybersecurity, data protection, privacy, and internal IT controls are often created in response to a major cyberattack and will increasingly impact organizations like our company. Regulatory and policy-driven obligations may occur unexpectedly and require the Company to divert substantial resources to meet expensive and time-consuming compliance measures. The interpretation and enforcement of the laws and regulations described above are uncertain and subject to change and may require substantial costs to monitor and implement and maintain adequate compliance programs. Failure to comply with U.S. and international data protection laws and regulations could result in government enforcement actions (which could include substantial civil and/or criminal penalties), private litigation and/or adverse publicity and could negatively affect our operating results and business.

The fear of non-compliance, failed audits, and material findings may compel us to spend more to ensure we are in compliance, which may result in costly, one-off implementations to mitigate potential fines or reputational damage. The high costs associated with failing to meet regulatory requirements, combined with the risk of fallout from security breaches, has elevated this topic from the IT organization to the executive and board level. We may therefore spend additional time and money ensuring we will meet possible or unforeseeable future data protection regulations.

We will face growing regulatory and compliance requirements in a variety of areas, which can be costly and time consuming.

Our business is, and may in the future be, subject to a variety of laws and regulations, including working conditions, labor, immigration and employment laws, and health, safety and sanitation requirements. We are unable to predict the outcome or effects of any potential legislative or regulatory proposals on our business. Any changes to the legal and regulatory framework applicable to our business could have an adverse impact on our business and results of operations.

Our failure to comply with applicable governmental laws and regulations, or to maintain necessary permits or licenses, could result in liability that could have a material negative effect on our business and results of operations.

Our business may be materially impacted by government actions taken in response to the COVID-19 pandemic. See “Risks Related to Our Business and Industry—The COVID-19 pandemic may cause a material adverse effect on our business.”

Legislation or government regulations may be adopted which may affect our products and liability.

Chipset solution technology is subject to considerable regulatory uncertainty as the law evolves to catch up with the rapidly evolving nature of the technology itself, all of which are beyond our control. Our products also may not achieve the requisite level of compatibility required for certification and rollout to consumers or satisfy changing regulatory requirements which could require us to redesign, modify or update our products.

The industry may become subject to increased legislation and regulation. Further, the legislation or regulations in different countries may impose different standards, which may be conflicting. Any legislation or regulations which impose standards or which impose liability is likely to increase our manufacturing cost as well as the cost of compliance.

We are subject to, and must remain in compliance with, numerous laws and governmental regulations concerning the manufacturing, use, distribution and sale of our products. Some of our customers also require that it comply with their own unique requirements relating to these matters.

We manufacture and sell products that contain electronic components, and such components may contain materials that are subject to government regulation in both the locations where we develop, manufacture and assemble our products, as well as the locations where we sell our products. Among other things, certain applicable laws and regulations require or may in the future require the submission of annual reports to the certain governmental agencies certifying that such products comply with applicable performance standards, the maintenance of manufacturing, testing, and distribution records, and the reporting of certain product defects to such regulatory agency or consumers. If our products fail to comply with applicable regulations, we and/or our products could be subjected to a variety of enforcement actions or sanctions, such as product recalls, repairs or replacements, warning letters, untitled letters, safety alerts, injunctions, import alerts, administrative product detentions or seizures, or civil penalties. The occurrence of any of the foregoing could harm our business, results of operations, and financial condition.

Failures, or perceived failures, to comply with privacy, data protection, and information security requirements in the variety of jurisdictions in which we operate may adversely impact our business, and such legal requirements are evolving, uncertain and may require improvements in, or changes to, our policies and operations.

Our current and potential future operations and sales subject us to laws and regulations addressing privacy and the collection, use, storage, disclosure, transfer and protection of a variety of types of data. For example, the European Commission has adopted the General Data Protection Regulation and California recently enacted the CCPA, both of which provide for potentially material penalties for non- compliance. These regulations may, among other things, impose data security requirements, disclosure requirements, and restrictions on data collection, uses, and sharing that may impact our operations and the development of our business. While, generally, we do not have access to, collect, store, process, or share information collected by its solutions unless its customers choose to proactively provide such information to it, our products may evolve both to address potential customer requirements or to add new features and functionality. Therefore, the full impact of these privacy regimes on our business is rapidly evolving across jurisdictions and remains uncertain at this time.

We may also be affected by cyberattacks and other means of gaining unauthorized access to its products, systems, and data. For instance, cyber criminals or insiders may target us or third parties with which it has business relationships in an effort to harm them or their proper use, or the data stored in them, resulting in direct and indirect damages, including disruption, interruption or severance of operations, ransomware, leaks and data loss, theft of property, espionage, harm to reputation, harm to public trust and rehabilitation expenses. We work to prevent and reduce exposure to the risk of cyberattacks, with strategies including use of information security systems, assimilation of a culture of data security (including training for managers and employees), refinement and adjustment of procedures, internal control programs, and auditing and support with the assistance of experts in the field.

Our operations are rich in technology and computing and may be exposed to risks related to the stability of the information systems, their compatibility with the scope of its operations, information security, technical failures, overload of system servers and the like. Impairment of the stability of computer systems and inability on our part to return our systems to normal operation within a reasonable timeframe, or the lack of technological ability to meet commitments or the expectations of potential customers and strategic partners, may damage our reputation and harm our business outcomes.

We are assessing the continually evolving privacy and data security regimes and measures it believes are appropriate in response. Since these data security regimes are evolving, uncertain and complex, especially for a global business like ours, it may need to update or enhance its compliance measures as its products, markets and customer demands further develop and these updates or enhancements may require implementation costs. The compliance measures we adopt may prove ineffective. Any failure, or perceived failure, by us to comply with current and future regulatory or customer-driven privacy, data protection, and information security requirements, or to prevent or mitigate security breaches, cyberattacks, or improper access to, use of, or disclosure of data, or any security issues or cyberattacks affecting us, could result in significant liability, costs (including the costs of mitigation and recovery), and a material loss of revenue resulting from the adverse impact on its reputation and brand, loss of proprietary information and data, disruption to its business and relationships, and diminished ability to retain or attract customers and business partners. Such events may result in governmental enforcement actions and prosecutions, private litigation, fines and penalties or adverse publicity, and could cause customers and business partners to lose trust in us, which could have an adverse effect on our reputation and business.

Risks Related to This Offering and Ownership of Our Class A Common Stock

Our dual class voting structure has the effect of concentrating the voting control to holders of our Class B Common Stock, which will limit or preclude your ability to influence corporate matters, and your interests may conflict with the interests of these stockholders. It may also adversely affect the trading market for our Class A Common Stock due to exclusion from certain stock market indices.

We adopted a dual class voting structure such that our ordinary shares consist of Class A Common Stock and Class B Common Stock, and we are authorized to issue any number of classes of preferred shares. Class A Common Stock are entitled to one vote per share on proposals requiring or requesting stockholder approval, and Class B Common Stock are entitled to one hundred votes on any such matter. In this offering, we are offering Class A Common Stock. Our founders, most of whom are also our directors, own 3,600,000 shares of Class B Common Stock, which amounts to 360,000,000 votes. Prior to the commencement of this offering, there are expected to be 6,100,000 shares of Class A Common Stock outstanding representing voting power of 6,100,000 votes, 3,600,000 shares of Class B Common Stock outstanding representing voting power of 360,000,000 votes, and no preferred shares outstanding. As a result, out of a total of 9,700,000 shares of outstanding common stock representing total voting power of 366,100,000 votes, our founders control approximately 98.3% of the voting power before this offering.

Following this offering, taking into consideration the Class A Common Stock expected to be offered hereby, even if 100% of such shares are sold, our founders will retain controlling voting power in the Company based on having approximately 98.0% of the combined voting power of our outstanding common stock. Our founders will have the ability to control the outcome of most matters requiring stockholder approval, including:

●	the election of our Board and, through our Board, decision making with respect to our business direction and policies, including the appointment and removal of our officers;

●	mergers, de-mergers and other significant corporate transactions;

●	changes to our constitution; and

●	our capital structure.

This voting control and influence may discourage transactions involving a change of control of the Company, including transactions in which you, as a holder of our Class A Common Stock, might otherwise receive a premium for your shares.

S&P Dow Jones and FTSE Russell have implemented changes to their eligibility criteria for inclusion of shares of public companies on certain indices, including the S&P 500, namely, to exclude companies with multiple classes of shares of common stock from being added to such indices. In addition, several stockholder advisory firms have announced their opposition to the use of multiple class structures. As a result, the dual class structure of our common stock may prevent the inclusion of the Class A Common Stock in such indices and may cause stockholder advisory firms to publish negative commentary about our corporate governance practices or otherwise seek to cause us to change our capital structure. Any such exclusion from indices could result in a less active trading market for our Class A Common Stock. Any actions or publications by stockholder advisory firms critical of our corporate governance practices or capital structure could also adversely affect the value of the Class A Common Stock.

You will incur immediate and substantial dilution as a result of this offering.

If you purchase shares in this offering, you will pay more for your Class A Common Stock than the amount paid by our existing stockholders for their shares on a per share basis. As a result, you will experience immediate and substantial dilution in net tangible book value per share in relation to the price that you paid for your shares.

Raising additional capital may cause dilution to our stockholders, including purchasers of Class A Common Stock in this offering or restrict our operations.

Until such time, if ever, as we can generate substantial product revenues, we expect to finance our cash needs through a combination of equity and/or debt financings and collaborations, licensing agreements or other strategic arrangements. To the extent that we raise additional capital through the sale of equity or convertible debt securities, your ownership interest will be diluted, and the terms of such securities may include liquidation or other preferences that adversely affect your rights as a Class A Common Stockholder.

To the extent that we raise additional capital through debt financing, it would result in increased fixed payment obligations and a portion of our operating cash flows, if any, being dedicated to the payment of principal and interest on such indebtedness. In addition, debt financing may involve agreements that include restrictive covenants that impose operating restrictions, such as restrictions on the incurrence of additional debt, the making of certain capital expenditures or the declaration of dividends.

Future issuances of debt securities, which would rank senior to our Class A Common Stock upon our bankruptcy or liquidation, and future issuances of preferred shares, which could rank senior to our Class A Common Stock for the purposes of dividends and liquidating distributions, may adversely affect the level of return you may be able to achieve from an investment in our Class A Common Stock.

In the future, we may attempt to increase our capital resources by offering debt securities. Upon bankruptcy or liquidation, holders of our debt securities, and lenders with respect to other borrowings we may make, would receive distributions of our available assets prior to any distributions being made to holders of our Class A Common Stock. Moreover, if we issue preferred shares, the holders of such preferred shares could be entitled to preferences over holders of Class A Common Stock in respect of the payment of dividends and the payment of liquidating distributions. Because our decision to issue debt or preferred shares in any future offering, or borrow money from lenders, will depend in part on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of any such future offerings or borrowings. Holders of our Class A Common Stock must bear the risk that any future offerings we conduct or borrowings we make may adversely affect the level of return, if any, they may be able to achieve from an investment in our Class A Common Stock.

Future issuances will also result in a dilution effect to our stockholders whereby their percentage ownership interest in the Company is reduced. The magnitude of this dilution effect will be determined by the number of shares we will have to issue in the future to obtain the funds required. The sale of additional stock to new stockholders will reduce the ownership position of the current stockholders. The price of each share outstanding common share may decrease in the event we sell additional shares.

Although a minimum offering amount is required, there will be multiple closings in the offering which will increase the risk that investors, especially earlier investors, could lose their entire investment.

Although a minimum offering amount is required for the initial closing of this offering, once the minimum offering amount is achieved, proceeds from the offering will be released then and thereafter as the Company receives additional subscriptions for shares. If the Company raises less than the maximum offering amount, it may lack the working capital to fully implement its business plans. No assurance can be given that the Company will raise any funds after the initial closing and the allowance for the Company to have multiple closings increases the chance that investors, particularly early investors, may lose their entire investment.

There is no guarantee that we will ever complete future private or public offerings of our Class A Common Stock or other Company securities, and we may never raise capital sufficient to execute our business plan.

Although we intend to file a confidential registration statement with the United States Securities and Exchange Commission, or the SEC, in the future, there is no guarantee that we will be able to do so or that any registration statement, if filed, will ever be declared effective by the SEC. Similarly, we may not ever be able to complete future offerings of the Company’s Class A Common Stock at a purchase price greater than the Purchase Price in this offering, or at all. If we are unable to complete the future offerings of the Company’s Class A Common Stock, we may not have sufficient capital to execute our business plan, and our business development plans could be adversely affected.

There is no current trading market for our securities, and if a trading market does not develop, purchasers of our securities may have difficulty selling their shares.

There is currently no established public trading market for our securities, and an active trading market in our securities may not develop or, if developed, may not be sustained. We intend in the future to list our securities on a U.S. securities exchange, but we may never be able to do so. If for any reason our Class A Common Stock is not listed on a securities exchange or quoted on an alternative trading system, or a public trading market does not otherwise develop, purchasers of our shares may have difficulty selling their Class A Common Stock should they desire to do so. No market makers have committed to become market makers for our Class A Common Stock, and none may do so.

Additionally, secondary trading in the Class A Common Stock sold in this offering will not be possible in any state until the Class A Common Stock is qualified for sale under the applicable securities laws of the state or there is confirmation that an exemption, such as listing in certain recognized securities manuals, is available for secondary trading in the state. If we fail to register or qualify, or to obtain or verify an exemption for the secondary trading of, our Class A Common Stock in any particular state, the Class A Common Stock could not be offered or sold to, or purchased by, a resident of that state. In the event that a significant number of states refuse to permit secondary trading in our Class A Common Stock, the liquidity for the Class A Common Stock could be significantly impacted, and you may have difficulty in selling your Class A Common Stock.

We have broad discretion in how we use the proceeds of this offering and may not use these proceeds effectively, which could affect our results of operations.

We will have considerable discretion in the application of the net proceeds of this offering. We intend to use the net proceeds from this offering for working capital, product development, sales and marketing, and general corporate purposes. As a result, investors will be relying upon management’s judgment with only limited information about our specific intentions for the use of the net proceeds of this offering. We may use the net proceeds for purposes that do not yield a significant return or any return at all for our stockholders. In addition, pending their use, we may invest the net proceeds from this offering in a manner that does not produce income or that loses value.

There has been no independent valuation of our Class A Common Stock, which means that our Class A Common Stock may be worth less than the offering price in the offering.

The per share purchase price in the offering has been determined by us without independent valuation of our Class A Common Stock. We established the offering price based on management’s estimate of the valuation of the Company’s Class A Common Stock. This valuation is highly speculative and arbitrary. There is no relation to the market value, book value, or any other established criteria. We did not obtain an independent appraisal opinion on the valuation of our Class A Common Stock. Our Class A Common Stock may have a value significantly less than the offering price, and the shares may never obtain a value equal to or greater than the offering price.

Even if a market develops for our Class A Common Stock, our shares may be thinly traded with wide share price fluctuations, low share prices and minimal liquidity.

Even if our Class A Common Stock are listed for trading, and if an established market for our shares develops, the share price may still be volatile with wide fluctuations in response to several factors, including potential investors’ anticipated feeling regarding our results of operations, growth prospects, competition, and our ability or inability to generate future revenues. In addition, our future share price may be affected by factors that are unrelated or disproportionate to our operating performance. Our future share price might be affected by general economic, political, and market conditions, such as recessions, interest rates, commodity prices, or international currency fluctuations. These factors, which are not under our control, may have a material effect on our future share price.

There is no guarantee of return on investment.

There is no assurance that an investor will realize a return on its investment or that it will not lose its entire investment. For this reason, each investor should read the Subscription Agreement and all exhibits carefully and should consult with their own attorney or business advisor prior to making any investment decision.

Investing in private placements like this offering involves significant risks not present in investments in public offerings.

Investing in private placements involves a high degree of risk. Securities sold through private placements are typically not publicly traded and, therefore, are less liquid. Additionally, investors will receive restricted securities that are subject to holding period requirements. Companies seeking private placement investments tend to be in earlier stages of development and have not yet been fully tested in the public marketplace. Investing in private placements requires high risk tolerance, low liquidity concerns, and long-term commitments. Investors must be able to afford to lose their entire investment. Investment products are not Federal Deposit Insurance Corporation insured, may lose value, and there is no bank guarantee.

All of these risks are uncertain, and there may be other risks that we have not identified.

We have sought to identify what we believe to be the most significant risks to our business, but we cannot predict whether, or to what extent, any of such risks may be realized, nor can we guarantee that we have identified all possible risks that might arise. Investors should carefully consider all such risk factors before making an investment decision with respect to our Class A Common Stock.